INVESTING WORLDWIDE
FOR INCOME AND GROWTH™

Hines Global Income Trust








2020 Annual Meeting of Stockholders | Janice Walker, Chief Operating Officer

Hines Global Income Trust, Inc.

Hines

Fund Overview

Income-oriented vehicle that invests worldwide for diversification, income and growth[1]

OBJECTIVES	▪ Build a portfolio of institutional quality income-oriented assets ▪ Diversify by product type and geography ▪ Acquire assets in resilient markets with predictable cash flow, capital preservation, and modest value growth
FUND VISION	▪ Provide investors quality commercial real estate with scale, global diversification, and attractive risk-adjusted returns
INVESTMENT THESIS & STRATEGY	▪ Diversification across product types and geographies widens opportunity set ▪ Perpetual fund vehicle allows more optionality for disposition timing relative to closed end fund ▪ Utilize Hines' proprietary research framework to identify attractively priced markets ▪ Take advantage of Hines' vertical integration for better local execution and value enhancement

[1]Hines Global Income Trust, Inc. ("Hines Global") may not achieve its objectives and investors may not realize the potential benefits listed. The availability and timing of distributions Hines Global may pay is uncertain and cannot be assured. Distributions have exceeded earnings. Diversification does not guarantee a profit or eliminate the risk of loss.

Portfolio Snapshot[1]

Gross Asset Value	$1.6 billion	**# of Properties**	20
Net Asset Value	$945 million	**Owned Sq. Ft.**	9.5 million
Leverage Ratio	44%	**Occupancy**	95%[2]


44%
Industrial
31%
Residential
16%
Retail
9%
Office

49% Domestic / 51% International


Salt Lake City, Utah
Santa Clara, California
Colorado Springs, Colorado
Cincinnati, Ohio
College Park, Maryland
Centreville, Virginia
Houston, Texas


Edinburgh, United Kingdom
Glasgow, United Kingdom
Dublin, Ireland
Wakefield, United Kingdom
Milton Keynes, United Kingdom
Bristol, United Kingdom
Reading, United Kingdom
The Hague, Netherlands
Venlo, Netherlands
Frankfurt, Germany
Gdańsk, Poland
Łódź, Poland
Madrid, Spain

[1] Statistics as of July 31, 2020, but include the effect of the acquisition of the Advanced Manufacturing Portfolio ("AMP") in August 2020, except where noted otherwise. Values were determined based on the estimated value of each real estate investment as of July 31, 2020, which are consistent with the values used to determine the net asset value per share of Hines Global on that date. The value of the AMP is based on its purchase price.

[2] The percentage leased and square footage are based on data as of June 30, 2020, but reflect the effect of the acquisitions of Wakefield Logistics in July 2020 and the AMP in August 2020.

Portfolio Diversification[1]

Investment Location Concentration



Poland 4%
Ireland, 3%
United Kingdom, 19%
Germany 2%
Netherlands, 20%
United States, 49%

Investment Type



Industrial, 44%
Residential/Living, 31%
Office, 9%
Retail, 16%

Concentration of Equity by Currency



GBP, 16%
EUR, 27%
USD, 57%

[1] As of July 31, 2020, but includes the effects of the AMP acquisition in August 2020.

NAV & Distribution History[1]

- Follow-on offering effective Dec. 6, 2017
- Monthly valuations commenced as of Jan. 31, 2018



NAV Per Share
$10.50
$10.00
$9.50
$9.00
$8.50
$8.00
$9.03
$9.65
$9.69
$9.82
$9.91
$10.11
$10.11
$10.31
$9.84
$9.72
$9.82
Mar '16
Jun '16
Sep '16
Dec '16
Mar '17
Jun '17
Sep '17
Dec '17
Mar '18
Jun '18
Sep '18
Dec '18
Mar '19
Jun '19
Sep '19
Dec '19
Mar '20
Jun '20
Jul '20



Gross Annualized Distribution Rate Per Share
$0.63
$0.62
$0.61
$0.60
$0.59
$0.58
$0.57
$0.56
$0.55
$0.57
$0.58
$0.60
$0.61
$0.625
Mar '16
Jun '16
Sep '16
Dec '16
Mar '17
Jun '17
Sep '17
Dec '17
Mar '18
Jun '18
Sep '18
Dec '18
Mar '19
Jun '19
Sep '19
Dec '19
Mar '20
Jun '20
Jul '20

[1]Please see Hines Global Income Trust's current report on Form 8-K, filed with the Securities and Exchange Commission (the "SEC") on August 17, 2020 for additional information concerning the methodology used to determine and the limitations of the estimated NAV per share. Hines Global has not generated sufficient cash flows from operations to fully fund distributions paid. Therefore, some or all of our distributions have been paid and may continue to be paid, and during the offering phase, are likely to be paid at least partially from other sources, such as proceeds, from the sale of assets, from our debt financings, proceeds from this offering, cash advances by Hines Global REIT II Advisors LP, our Advisor, and/or cash resulting from a waiver or deferral of fees. Hines Global has not placed a cap on the amount of distributions that may be paid from any of these sources. The use of sources other than cash flow from operations to fund distributions could lower returns. For example, we funded 100% and 42% of total distributions for the six months ended June 30, 2020 and the year ended December 31, 2019, respectively, with cash flows from other sources such as cash flows from investing activities, which may include proceeds from the sale of real estate and/or cash flows from financing activities, which may include offering proceeds. The availability and timing of distributions Hines Global Income Trust may pay is uncertain and cannot be assured.

Navigating the Effects of COVID-19

Managing uncertainty through active portfolio management and strategic acquisitions

DIVIDEND & REDEMPTION STABILITY	▪ Maintained distributions of $0.625 per share annually for each month of 2020 to date – this makes 70 months of consecutive dividends since our first declaration in 2014 ▪ Honored all redemption requests without meeting or exceeding our cap
RENT COLLECTIONS	▪ Actively managed rent collections and rent relief requests across the portfolio ▪ Strong tenancy and resilient assets have resulted in minimal delinquencies
STRATEGIC ACQUISITIONS	▪ Hines Global has increased investments in the industrial and logistics sector by acquiring ~$166M and over 1MM SF of industrial real estate in the last 90 days ▪ Logistics and Living make up 75% of the Company's overall GAV as of July 31, 2020.
ACCESS TO LIQUIDITY	▪ Hines Global executed on strategic asset sale of Bishops Square at pre-COVID pricing, providing critical liquidity ▪ Portfolio is modestly levered at 44% as of July 31, 2020 and also has access to additional undrawn borrowing capacity to fund additional strategic acquisitions ▪ Minimal debt maturities in 2020 and none in 2021

Performance Summary

As of July 31, 2020[1]

New Share Classes

	1 Year	ITD
Class I	3.47%	6.93%
Class D	3.21%	6.66%
Class S (No Sales Load)	2.44%	5.87%
Class S (With Sales Load)[3]	-1.18%	4.43%
Class T (No Sales Load)	2.44%	5.87%
Class T (With Sales Load)[3]	-1.18%	4.43%

Old Share Classes

	1 Year	3 Year	ITD[2]
Class AX (No Sales Load)	3.47%	7.01%	8.12%
Class AX (With sales load)	N/A	3.58%	6.03%
Class TX (No Sales Load)	2.44%	5.95%	7.47%
Class TX (With Sales Load)	N/A	4.49%	6.22%
Class IX (No Sales Load)	3.21%	6.75%	6.70%
Class IX (With Sales Load)	N/A	6.45%	6.44%

[1] Based on changes in NAV for the periods presented as of July 31, 2020.

[2] Inception to date ("ITD") returns are annualized. Returns are annualized by multiplying the ITD return by twelve months, divided by the number of months outstanding for the applicable share class. The inception date for Class I, D, S and T shares is December 6, 2017. The inception dates for the Class AX, TX, and IX shares are October 1, 2014, September 1, 2015, and May 1, 2017, respectively.

[3] Assumes payment of the full upfront 3.5% sales charge at initial subscription.

2020 Milestones: Acquisitions and Dispositions

Dispositions

Domain Apartments
Henderson, Nevada

Goodyear Crossing
Phoenix, Arizona

Bishops Square
Dublin, Ireland

Acquisitions

January
The Emerson
Centreville, Virginia

June
Madrid Airport Complex
Madrid, Spain

July
Wakefield Logistics
Wakefield, United Kingdom

August
Advanced Manufacturing Portfolio
Santa Clara, California

Recent Acquisitions



The Emerson
Centreville, VA

SIZE	328,341 SF
ACQ. DATE	January 2020
PRICE	$117M (Net)
CAP RATE[1]	4.5%
LEASED	80%



Madrid Airport Complex
Madrid, Spain

SIZE	467,014 SF
ACQ. DATE	June 2020
PRICE	$33.2M (Net)
CAP RATE[1]	12.7%
LEASED	100%



Wakefield Logistics
Wakefield, United Kingdom

SIZE	207,115 SF
ACQ. DATE	July 2020
PRICE	$25.6M (Net)
CAP RATE[1]	5.5%
LEASED	100%



Advanced Manufacturing Portfolio
Santa Clara, California

SIZE	417,023 SF
ACQ. DATE	August 2020
PRICE	$107.1M (Net)
CAP RATE[1]	6.1%
LEASED	100%

[1]The estimated going-in capitalization rate is determined by dividing the projected property revenues in excess of expenses for the first fiscal year by the net purchase price (excluding closing costs and taxes). Property revenues in excess of expenses includes all projected operating revenues (rental income, tenant reimbursements, parking and any other property-related income) less all projected operating expenses (property operating and maintenance expenses, property taxes, insurance and property management fees). The projected property revenues in excess of expenses includes assumptions which may not be indicative of the actual future performance of the property, including the assumption that the current tenant will perform under its lease agreement during the next 12 months.

Value Creation



Domain Apartments, Henderson, Nevada

- Acquired on 1/29/2016 for $58.1M
- Multifamily acquisition, 97% leased at disposition, with diverse unit mix designed to cater to both young professionals working on The Strip and the immediate area, as well as families who choose the area for its strong school district.
- Sold on January 2020 for $80.1M.


amazon
16920

Goodyear Crossing II, Phoenix, Arizona

- Acquired on 8/8/2016 for $56.2M
- Quality, Class A industrial asset in a desirable location with strong credit tenancy (100% leased to Amazon)
- Executed a 7-year renewal with Amazon for the entire space in Nov. 2018
- Sold February 2020 for $72.0M



Bishop's Square, Dublin, Ireland

- Acquired on 3/3/2015 for $103.2M through an off-market transaction
- Vintage office asset in central business district location with strong credit tenancy (100% leased to Irish government)
- Completed energy-conversation improvements in May 2015 resulting in 26% reduction in electrical consumption, 28% reduction in natural gas consumption, and €116,378 energy cost savings (1st year)
- Completed 27,000 SF building expansion with space 100% pre-leased at rents significantly above underwriting
- Sold April 2020 for $198.0M

Looking Forward

- Continue to raise capital for investment in high-quality real estate in the U.S. and abroad with focus on stability of cash flow and resiliency of markets

- Proactively manage assets to maintain occupancy and maximize value, including attention to sector strategies and focus on attractive total returns



The Emerson
Centreville, VA

Cautionary Statement Regarding Forward-Looking Statements

Statements in this presentation, including but not limited to intentions, beliefs, expectations or projections relating to distributions, capitalization rates, occupancy levels at Hines Global Income Trust's properties, and Hines Global Income Trust's investment strategies and objectives are forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Such statements are based on current expectations and assumptions with respect to, among other things, future economic, competitive and market conditions and future business decisions that may prove incorrect or inaccurate. Forward-looking statements are based on expectations, forecasts and assumptions that involve risks and uncertainties that could cause actual outcomes and results to differ materially. These risks and uncertainties include, without limitation:

- The ability of Hines Global Income Trust to maintain the current level of distributions; and
- the risk that Hines Global Income Trust is unable to attract new tenants or existing tenants vacate or fail to renew their leases.

While forward-looking statements reflect Hines Global Income Trust's good faith beliefs, they are not guarantees of future performance. Each forward-looking statement speaks only as of the date of the particular statement, and Hines Global Income Trust undertakes no obligation to publicly update or revise any forward-looking statements. You are cautioned not to place undue reliance on any forward-looking statements included in this presentation.